Forward-Looking Statements

1 The fiscal fourth quarter of 2016 included a 14th week and two additional days from moving the week-ending date from Friday to Sunday. The comparable period in 2016 excludes the first week (ended Sept. 30) of the fourth quarter and the two additional days associated with the change in week-ending date. 2 The lower effective tax rate could extend beyond 2019 if Congress extends the Work Opportunity Tax Credit (WOTC). If the WOTC is not extended, the effective tax rate is expected to return to the historical rate of roughly 28%. Q4 2017 Summary Improving revenue trends  Revenue -9% for the 13-week fiscal period or -2% on a comparable basis1  Improving trends in all segments  Double-digit growth for PeopleScout Solid gross margin performance  Eighth consecutive quarter of year-over-year gross margin expansion Favorable future impact from tax reform  Effective tax rate for 2018 and 2019 expected to be roughly 16%2 Return of capital  $7 million of common stock repurchased in Q4 2017, $37 million for the year The right strategic priorities to drive growth  PeopleReady – Innovative mobile strategy and simplified brand structure  PeopleManagement – Productivity solutions and e-commerce focus  PeopleScout – #1 in market, new proprietary technology, attractive margin

Financial Summary Amounts in millions, except per share data Q4 2017 Fiscal Period Compar- able FY 2017 Fiscal Period Compar- able Revenue $670 -9% -8% Ex-Amazon1 -2% -1% Ex-Amazon1 $2,509 -9% 5% Ex-Amazon1 -7% -3% Ex-Amazon1 Net Income $16.4 -9% -2% $55.5 N/A N/A Net Income Per Diluted Share $0.40 -7% 1% $1.34 N/A N/A Adjusted Net Income2 $21.0 -13% -6% $72.0 -18% -17% Adj. Net Income Per Diluted Share2 $0.51 -9% -2% $1.74 -17% -16% Adjusted EBITDA2 $35.6 -11% -4% $124.6 -15% -14% Adjusted EBITDA Margin 5.3% -10 bps -10 bps 5.0% -40 bps -40 bps 1 Due to a previously announced reduction in the scope of services with Amazon, the company is providing results excluding this customer to help investors compare the company's underlying results with prior periods. 2 See the appendix to this presentation and “Financial Information” in the investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. Y/Y Change Y/Y Change

24.6% 25.1% 0.3% 0.2% Q4 2016 Workers' compensation Core business Q4 2017 Gross Margin and SG&A Bridges SG&A Amounts in millions $145 $133 $10 $4 $3 $1 Q4 2016 Q4-16 14th week Q4-16 acquisition integration & other costs Workforce reduction charge Core business Q4 2017 2 Gross Margin 1 These items are excluded from Adjusted Net Income and Adjusted EBITDA: a workforce reduction charge of $2.5 million associated with the PeopleReady business, offset by $2.3 million of workers' compensation benefit in cost of services. 2 Q4-16 SG&A included an increase in the SIMOS earn-out of $1.3 million, costs associated with the exit from the Amazon delivery business of $0.8 million, and branch signage write-offs due to our re-branding to PeopleReady. 1 1

Amounts in millions PeopleReady PeopleManagement PeopleScout Q4-17 FY-17 Q4-17 FY-17 Q4-17 FY-17 Revenue $393 $1,511 $226 $807 $51 $190 Fiscal Period % Growth -9% -7% -12% (-10% ex-Amazon) -14% (-2% ex-Amazon) 11% 5% Comparable % Growth -1% -5% -6% (-4% ex-Amazon) -13% (Flat ex-Amazon) 15% 6% Adj. EBITDA $21 $79 $8 $27 $10 $39 Fiscal Period % Growth -20% -28% -29% -1% 56% 15% Comparable % Growth -11% -26% -25% 1% 55% 15% % Margin Y/Y Change 5.4% -70 bps 5.2% -150 bps 3.7% -90 bps 3.4% 40 bps 20.3% 590 bps 20.7% 170 bps Improving Q4 comparable revenue trends: Additional Q4 Notes: Note: Figures may not sum to consolidated totals due to rounding. Results by Segment  -1% growth in Q4 v. -5% for Q3  Adj. EBITDA comparison impacted by size of workers’ compensation benefit in Q4 2016 and higher contingent pay rates in Q4 2017  15% growth in Q4 v. 10% for Q3  Double digit revenue growth driven by new customer wins  Recruiting process efficiencies driving higher Adjusted EBITDA margin  -6% growth in Q4 v. -9% for Q3  Adj. EBITDA comparison impacted by favorable workers’ compensation benefit in Q4 2016

# Segment Strategy Highlights

**peopleready** A TRUEBLUE COMPANY

- Worker component of JobStack™ mobile app fully deployed
- 1,600 customers on JobStack™ – placing orders, rating associates and entering hours
- Expect 10,000 customers to be actively using JobStack™ by the end of 2018

**people management** A TRUEBLUE COMPANY

- Productivity solutions enhance future growth prospects
  - Compelling value proposition
  - Differentiated service, attractive margin
  - Perfect fit with the growing world of e-commerce

**peoplescout** A TRUEBLUE COMPANY

- Global RPO market experiencing double-digit growth
- Industry leading proprietary technology – recently launched Affinix™, a next-generation HR tool
- Attractive margin business with compelling value proposition

**Cross-Selling:** Leverage opportunities with key strategic accounts

7

31% 21% 18% 2015 2016 2017 $216 $103 $90 $30 $35 $29 $246 $138 $119 2015 2016 2017 Net Debt Cash $77 $136 $117 $30 $35 $29 $107 $171 $146 2015 2016 2017 Borrowing Availability Cash Lower Debt and Ample Liquidity Total Debt Liquidity Debt to Total Capital1 Amounts in millions Amounts in millions Note: Balances as of fiscal period end. 1 Calculated as total debt divided by the sum of total debt plus shareholders’ equity.

Q1 2018 Outlook Revenue Outlook % Growth Notes Total $557 to $572 -2% to 1% • Stable trends for PeopleReady and PeopleManagement • Continued double digit growth for PeopleScout; new revenue recognition standard will create a quarterly timing difference during 2018. Q1 negatively impacted by 3% PeopleReady $326 to $331 -2% to 0% PeopleManagement $183 to $188 -5% to -2% PeopleScout $48 to $53 10% to 20% Profitability & Capital Expenditures Outlook Notes Net income per diluted share $0.03 to $0.11 • Assumes an effective income tax rate of 16% • $1 million negative operating income impact from new revenue recognition standard in Q1; neutral impact on 2018 • $1-2 million of add-backs included in adjusted net income for financial system upgrades • Assumes diluted weighted average shares outstanding of 40.6 million Adjusted net income per diluted share $0.18 to $0.24 Capital Expenditures $5 Amounts in millions, except per share data

NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS 12 Non-GAAP Measure Definition Purpose of Adjusted Measures EBITDA and Adjusted EBITDA EBITDA excludes from net income (loss) the effects of: - interest expense, - income taxes, and - depreciation and amortization. Adjusted EBITDA, further excludes the effects of: - acquisition/integration and other costs, - goodwill and intangible asset impairment charge, and - Work Opportunity Tax Credit third-party processing fees. - Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. - Used by management to assess performance and effectiveness of our business strategies by excluding certain non-cash charges. - Provides a measure, among others, used in the determination of incentive compensation for management. Adjusted net income (loss) and Adjusted net income (loss), per diluted share Net income (loss) and net income (loss) per diluted share, excluding the effects of: - acquisition/integration and other costs, - goodwill and intangible asset impairment charge, - amortization of intangibles of acquired businesses, as well as accretion expense related to acquisition earn-out, - tax effect of each adjustment to U.S. GAAP net income (loss), and - adjusted income taxes to the expected effective tax rate. - Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. - Used by management to assess performance and effectiveness of our business strategies by excluding certain non-cash charges. In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

# 1. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME, PER DILUTED SHARE ON A FISCAL AND COMPARABLE PERIOD BASIS *(Unaudited)*

| (in thousands, except for per share data)* | Q4 2017 13 Weeks Ended Dec 31, 2017 | Q4 2016 14 Weeks Ended Jan 1, 2017 | Q4 2016 13-Week Comparable Period (6) | Q1 2018 Outlook 13 Weeks Ended Apr 1, 2018 |
|---|---|---|---|---|
| Net income | $ 16,427 | $ 18,087 | $ 16,791 | $ 1,300 — $ 4,600 |
| Acquisition/integration and other costs (1) | 162 | 4,002 | 4,002 | 2,000 — 1,000 |
| Amortization of intangible assets of acquired businesses (3) | 5,331 | 6,391 | 5,934 | 5,200 |
| Tax effect of adjustments to net income (4) | (1,538) | (2,910) | (2,782) | (1,200) — (1,000) |
| Adjust income taxes to normalized effective rate (5) | 574 | (1,593) | (1,581) | — |
| **Adjusted net income** | $ 20,956 | $ 23,977 | $ 22,364 | $ 7,300 — $ 9,800 |
| **Adjusted net income, per diluted share** | $ 0.51 | $ 0.56 | $ 0.52 | $ 0.18 — $ 0.24 |
| **Diluted weighted average shares outstanding** | 40,856 | 41,980 | 41,980 | 40,600 |

* Totals may not sum due to rounding

| (in thousands, except for per share data)* | 2017 52 Weeks Ended Dec 31, 2017 | 2016 53 Weeks Ended Jan 1, 2017 | 2016 52-Week Comparable Period (6) |
|---|---|---|---|
| Net income (loss) | $ 55,456 | $ (15,251) | $ (16,547) |
| Acquisition/integration and other costs (1) | 162 | 12,223 | 12,223 |
| Goodwill and intangible asset impairment charge (2) | — | 103,544 | 103,544 |
| Amortization of intangible assets of acquired businesses (3) | 22,290 | 27,069 | 26,612 |
| Tax effect of adjustments to net income (4) | (6,287) | (39,994) | (39,866) |
| Adjust income taxes to normalized effective rate (5) | 380 | 606 | 618 |
| **Adjusted net income** | $ 72,001 | $ 88,197 | $ 86,584 |
| **Adjusted net income, per diluted share** | $ 1.74 | $ 2.10 | $ 2.06 |
| **Diluted weighted average shares outstanding** | 41,441 | 41,968 | 41,968 |

* Totals may not sum due to rounding

See the last slide of the appendix for footnotes.

13

# 2. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA ON A FISCAL AND COMPARABLE PERIOD BASIS *(Unaudited)*

| | Q4 2017 | Q4 2016 | | Q1 2018 Outlook | | |
|---|---|---|---|---|---|---|
| (in thousands)* | 13 Weeks Ended Dec 31, 2017 | 14 Weeks Ended Jan 1, 2017 | 13-Week Comparable Period (6) | 13 Weeks Ended Apr 1, 2018 | | |
| Net income | $ 16,427 | $ 18,087 | $ 16,791 | $ 1,300 | — | $ 4,600 |
| Income tax expense | 7,185 | 4,822 | 4,334 | 200 | — | 900 |
| Interest and other income (expense), net | 24 | 572 | 521 | | (200) | |
| Depreciation and amortization | 11,465 | 12,019 | 11,127 | | 11,000 | |
| EBITDA | 35,101 | 35,500 | 32,773 | 12,300 | — | 16,300 |
| Acquisition/integration and other costs (1) | 162 | 4,002 | 4,002 | 2,000 | — | 1,000 |
| Work Opportunity Tax Credit processing fees (7) | 337 | 276 | 276 | | 200 | |
| Adjusted EBITDA | $ 35,600 | $ 39,778 | $ 37,051 | $ 14,500 | — | $ 17,500 |

* Totals may not sum due to rounding

| | 2017 | 2016 | |
|---|---|---|---|
| (in thousands)* | 52 Weeks Ended Dec 31, 2017 | 53 Weeks Ended Jan 1, 2017 | 52-Week Comparable Period (6) |
| Net income (loss) | $ 55,456 | $ (15,251) | $ (16,547) |
| Income tax expense (benefit) | 22,094 | (5,089) | (5,577) |
| Interest and other income (expense), net | 14 | 3,345 | 3,294 |
| Depreciation and amortization | 46,115 | 46,692 | 45,800 |
| EBITDA | 123,679 | 29,697 | 26,970 |
| Acquisition/integration and other costs (1) | 162 | 12,223 | 12,223 |
| Goodwill and intangible asset impairment charge (2) | — | 103,544 | 103,544 |
| Work Opportunity Tax Credit processing fees (7) | 805 | 1,858 | 1,858 |
| Adjusted EBITDA | $ 124,646 | $ 147,322 | $ 144,595 |

* Totals may not sum due to rounding

See the last slide of the appendix for footnotes.

14

3. RECONCILIATION OF U.S. GAAP REVENUE TO REVENUE EXCLUDING THE COMPANY'S FORMER LARGEST CUSTOMER ON A FISCAL AND COMPARABLE PERIOD BASIS (Unaudited) 15 4. RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOWS (Unaudited) 2017 2016 52 Weeks Ended 53 Weeks Ended 52-Week (in thousands) Dec 31, 2017 Jan 1, 2017 Comparable Period (6) Revenue from services $ 2,508,771 $ 2,750,640 $ 2,696,398 Former largest customer revenue (53,435) (171,164) (169,248) Revenue excluding former largest customer $ 2,455,336 $ 2,579,476 $ 2,527,150 Q4 2017 Q4 2016 13 Weeks Ended 14 Weeks Ended 13-Week Comparable Period (6) (in thousands) Dec 31, 2017 Jan 1, 2017 Revenue from services $ 669,625 $ 734,951 $ 680,709 Former largest customer revenue (24,052) (33,603) (31,687) Revenue excluding former largest customer $ 645,573 $ 701,348 $ 649,022 2017 2016 52 Weeks Ended 53 Weeks Ended (in thousands) Dec 31, 2017 Jan 1, 2017 Net cash provided by operating activities $ 99,851 $ 261,754 Capital expenditures (21,958) (29,042) Free cash flows $ 77,893 $ 232,712 See the last slide of the appendix for footnotes.

# 5. RECONCILIATION OF SEGMENT EBITDA TO ADJUSTED SEGMENT EBITDA ON A FISCAL AND COMPARABLE PERIOD BASIS

*(Unaudited)*

| | Q4 2017 | | | Q4 2016 | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | 13 Weeks Ended Dec 31, 2017 | | | 14 Weeks Ended Jan 1, 2017 | | | 13-Week Comparable Period (6) | | |
| (in thousands) | PeopleReady | PeopleManagement | PeopleScout | PeopleReady | PeopleManagement | PeopleScout | PeopleReady | PeopleManagement | PeopleScout |
| Segment EBITDA (8) | $ 20,924 | $ 8,284 | $ 10,161 | $ 26,072 | $ 9,766 | $ 6,589 | $ 23,360 | $ 9,162 | $ 6,621 |
| Acquisition/integration and other costs (1) | (133) | 173 | 122 | — | 2,137 | — | — | 2,137 | — |
| Work Opportunity Tax Credit processing fees (7) | 337 | — | — | 276 | — | — | 276 | — | — |
| **Adjusted Segment EBITDA (8)** | $ 21,128 | $ 8,457 | $ 10,283 | $ 26,348 | $ 11,903 | $ 6,589 | $ 23,636 | $ 11,299 | $ 6,621 |

| | 2017 | | | 2016 | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | 52 Weeks Ended Dec 31, 2017 | | | 53 Weeks Ended Jan 1, 2017 | | | 52-Week Comparable Period (6) | | |
| (in thousands) | PeopleReady | PeopleManagement | PeopleScout | PeopleReady | PeopleManagement | PeopleScout | PeopleReady | PeopleManagement | PeopleScout |
| Segment EBITDA (8) | $ 78,372 | $ 27,043 | $ 39,232 | $ 101,270 | $ (60,452) | $ 19,116 | $ 98,558 | $ (61,056) | $ 19,148 |
| Acquisition/integration and other costs (1) | (133) | 173 | 122 | 1,660 | 3,909 | — | 1,660 | 3,909 | — |
| Goodwill and intangible asset impairment charge (2) | — | — | — | 4,275 | 84,100 | 15,169 | 4,275 | 84,100 | 15,169 |
| Work Opportunity Tax Credit processing fees (7) | 805 | — | — | 1,858 | — | — | 1,858 | — | — |
| **Adjusted Segment EBITDA (8)** | $ 79,044 | $ 27,216 | $ 39,354 | $ 109,063 | $ 27,557 | $ 34,285 | $ 106,351 | $ 26,953 | $ 34,317 |

See the last slide of the appendix for footnotes.

16

17 Footnotes: 1. Other charges for the 13 weeks and 52 weeks ended Dec. 31, 2017, include a workforce reduction charge of $2.5 million primarily associated with employee reductions in the PeopleReady business, offset by $2.3 million of workers' compensation benefit. The workers' compensation benefit is associated with the favorable settlement of insurance coverage associated with a former insurance company and other items not considered part of our core operations. For the prior year periods, acquisition/integration costs related to the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on Jan. 4, 2016. In addition, other charges include costs associated with our exit from the Amazon delivery business of $1.8 million, and branch signage write-offs of $1.6 million due to our re-branding to PeopleReady in the fiscal third quarter of 2016. Other charges included in the Q1 2018 outlook primarily relate to cloud-based financial system upgrades. 2. The goodwill and intangible asset impairment charge in the prior year included the write-off of the CLP and Spartan reporting unit trade names/trademarks of $4.3 million due to our re-branding to PeopleReady during the fiscal third quarter of 2016, and $99.3 million of impairment charges recorded in the fiscal second quarter of 2016 relating to our Staff Management | SMX, hrX and PlaneTechs reporting units. Note, our PeopleScout and hrX service lines were combined during fiscal 2016 and now represent a single operating unit (PeopleScout). 3. Amortization of intangible assets of acquired businesses as well as accretion expense related to the SIMOS acquisition earn-out. 4. Total tax effect of each of the adjustments to U.S. GAAP net income (loss) per diluted share using the expected rate of 28 percent for 2017 and 2016. We expect the tax rate to be 16 percent in Q1 2018 due to the enacted U.S. Tax Cuts and Job Act. 5. Adjusts the effective income tax rate to the expected rate of 28 percent for 2017 and 2016. We expect the tax rate to be 16 percent in Q1 2018 due to the enacted U.S. Tax Cuts and Job Act. 6. Our fiscal period ends on the Sunday closest to the last day of Dec. In fiscal years consisting of 53 weeks, the final quarter consists of 14 weeks, while in fiscal years consisting of 52 weeks, all quarters consist of 13 weeks. The 13-week comparable period represents the 13 weeks ended Jan. 1 2017. The 52-week comparable period represents the sum of the 13 weeks ended Jan. 1, 2017 and the 39 weeks ended Sept. 23, 2016. 7. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates and reduce our income taxes. 8. Segment earnings before interest, taxes, depreciation and amortization ("Segment EBITDA") is a primary measure of segment performance. Segment EBITDA includes net sales to third parties, related cost of sales, selling, general and administrative expenses, and goodwill and intangible asset impairment charge directly attributable to the reportable segment together with certain allocated corporate general and administrative expenses. Segment EBITDA excludes unallocated corporate general and administrative expenses. Adjusted Segment EBITDA is a non-GAAP financial measure and further excludes acquisition/integration and other costs, goodwill and intangible asset impairment charge, and Work Opportunity Tax Credit third-party processing fees. Adjusted Segment EBITDA is a key measure used by management to assess performance and, in our opinion, enhances comparability and provides investors with useful insight into the underlying trends of the business. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.